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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
NeoMagic Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3250 Jay Street
Santa Clara, California 95054
(408) 988-7020

May 30, 2003

Dear Fellow Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of NeoMagic Corporation (the "Company"), which will be held on July 3, 2003 at 10:00 a.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California.

        This booklet includes the Notice of the Annual Meeting of Stockholders and the Proxy Statement. The Proxy Statement describes the business to be transacted at the Annual Meeting and also provides important information about the Company and the items to be voted upon that you should consider when you vote your shares. Also included with this booklet is a copy of the Company's Annual Report for the fiscal year ended January 31, 2003. We encourage you to read the Annual Report. It includes information on the Company's operations, markets, products and services, as well as the Company's audited financial statements.

        At this meeting, among other things, you will be asked to consider and vote upon the election of seven directors. Six of the nominees are currently directors of the Company and one, Vinit Sethi, is not currently a director of the Company. Your Board of Directors recommends that you vote FOR the nominees.

        You will also be asked to approve an amendment to the Company's 1997 Employee Stock Purchase Plan (the "Purchase Plan") to provide for an increase in the number of shares of Common Stock available for issuance under the Purchase Plan by 700,000. This amendment would allow employees to continue purchasing the Company's Common Stock under the Purchase Plan. Your Board of Directors recommends that you vote FOR this proposal.

        You will also be asked to approve a new option plan, the 2003 Stock Option Plan, to replace our current Amended 1993 Stock Plan (the "1993 Plan"), scheduled to terminate during the 2003 calendar year. The 2003 Stock Option plan will contain 500,000 shares of the Company's Common Stock, plus any shares which have been reserved but not issued under the Company's 1993 Plan as of the date of stockholder approval of the 2003 Plan and any shares returned to the 1993 Plan as a result of termination of options or repurchase of shares issued under the 1993 Plan will be authorized for issuance over the term of the Stock Plan. Your Board of Directors has approved this amendment and recommends that you vote FOR this proposal.

        In addition, you will be asked to ratify the Board of Directors' appointment of Ernst & Young LLP as the Company's independent auditors for the 2004 fiscal year. Ernst & Young has audited the Company's financial statements since the Company's inception, and the Board considers this firm to be well qualified for this position. Consequently, your Board of Directors recommends that you vote FOR this proposal.

        Whether or not you plan to attend the Annual Meeting, it is important that your shares of Common Stock be represented and voted at the Annual Meeting. Accordingly, after reading the enclosed Notice of Annual Meeting and accompanying Proxy Statement, please fill in, date and sign the enclosed proxy card and mail it promptly in the envelope provided.

Very truly yours,

Prakash Agarwal
 President and Chief Executive Officer

NEOMAGIC CORPORATION

Notice of Annual Meeting of Stockholders
to be held July 3, 2003

To the Stockholders of NeoMagic Corporation:

        Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of NeoMagic Corporation, a Delaware corporation (the "Company"), will be held on Thursday, July 3, 2003 at 10:00 a.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California.

        At the Annual Meeting, Stockholders will be asked:

  1.
  To elect seven directors—Prakash Agarwal, Brian P. Dougherty, James Lally, Anil Gupta, Paul Richman, Carl Stork and Vinit Sethi;

  2.
  To increase the number of shares available for issuance under the Company's 1997 Employee Stock Purchase Plan by 700,000;

  3.
  To approve the 2003 Stock Plan;

  4.
  To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 31, 2004; and

  5.
  To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. Stockholders of record as of the close of business on May 16, 2003 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary's office, 650 Page Mill Road, Palo Alto, California, 94304-1050 for ten days prior to the Annual Meeting.

        IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

By Order of the Board of Directors,

Michael J. Danaher Secretary

Santa Clara, California
May 30, 2003

NEOMAGIC CORPORATION
3250 Jay Street
Santa Clara, California 95054

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

Matters to be Considered

        At the Annual Meeting of Stockholders (the "Annual Meeting"), the stockholders of NeoMagic Corporation (the "Company") will be asked to: (i) elect seven directors, (ii) approve an amendment to the Company's 1997 Employee Stock Purchase Plan to increase the number of shares reserved thereunder by 700,000, (iii) approve the 2003 Stock Option Plan, and (iv) ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 31, 2004. The Board of Directors knows of no matters that are to be brought before the Annual Meeting other than as set forth in the Notice of the Annual Meeting. If any other matters properly come before the Annual Meeting, the person named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

        This Proxy Statement and the accompanying form of Proxy are first being mailed on or about May 30, 2003 to all stockholders entitled to vote at the Annual Meeting.

Date, Time, Place, Record Date and Shares Entitled to Vote

        The enclosed proxy is solicited on behalf of the Company's Board of Directors for use at the Annual Meeting to be held on Thursday, July 3, 2003, at 10:00 a.m., local time, or any continuation or adjournment thereof, for the purposes set forth herein and the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California. The telephone number at this address is (650) 493-9300.

        The Company has set May 16, 2003 as the record date (the "Record Date"). The stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 30,301,855 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote.

Quorum; Required Vote

        A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. If a quorum is present, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be required to approve any matter presented at the Annual Meeting. Each stockholder voting for the election of directors may cumulate his or her votes, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the stockholder is entitled to vote, or distributing the stockholder's votes on the same principle among as many candidates as the stockholder chooses, provided that the votes may not be cast for more than seven (7) candidates. However, no stockholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been properly placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share has one vote.

        Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. However, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal, because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting and Revocation of Proxies

        Stockholders are required to complete, date, sign and promptly return the accompanying form of proxy in the envelope provided. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, your shares will be voted in accordance with the recommendations of the Board (FOR all of the Company's nominees to the Board, FOR amendment of the 1997 Employee Stock Purchase Plan, FOR approval of the 2003 Stock Option Plan, FOR ratification of the independent auditors, and in the discretion of the proxy holders on any other matters that properly come before the meeting).

        Any proxy signed and returned by a stockholder may be revoked at any time before it is voted. It may be revoked by filing a written notice of revocation or a duly executed proxy bearing a later date with the Secretary of the Company at the Company's principal offices, located at 3250 Jay Street, Santa Clara, California 95054, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Deadline for Receipt of Proposals by Stockholders

        Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's Annual Meeting of Stockholders for the fiscal year ended January 31, 2004 must be received in writing by the Secretary of the Company at our principal executive offices no later than January 10, 2004, in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting. Any nominations for election to the board of directors at the next annual meeting received by the Company in accordance with the requirements above will be considered by the Nominating and Corporate Governance Committee of our Board of Directors.

Proxy Solicitation

        The cost for this solicitation will be borne by the Company. The Company has retained the services of the Altman Group to assist in the solicitation of proxies at an estimated fee of less than $10,000, plus reimbursement of reasonable costs and expenses. The Company may reimburse brokerage firms and persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitations by directors, officers or employees of the Company. No additional compensation will be paid for any such services.

Basis of Presentation

        The Company's fiscal year generally consists of a fifty-two week period ending on the Sunday closest to the January month end. Fiscal year 2001 ended on January 28, 2001. Fiscal year 2002 ended on January 27, 2002. Fiscal 2003 ended on January 26, 2003. For convenience, this Proxy Statement has been presented as ending on the last day of the January calendar month.

PROPOSAL ONE—ELECTION OF DIRECTORS

        A board of seven (7) directors is nominated for election at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. All nominees are currently directors of the Company except Mr. Sethi. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as director, or if any nominee becomes unable or declines to serve as director, the proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been duly elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which such person is or was to be selected as a director or officer of the Company.

Nominees for Directors

        Set forth below is certain information regarding the nominees:

Name	Age	Position
Prakash C. Agarwal	49	President, Chief Executive Officer and Director
Brian P. Dougherty (2) (3)	46	Director
James Lally (1) (2)	58	Director
Anil Gupta (1) (3)	53	Director
Paul Richman (2) (3)	60	Director
Carl Stork (1)	43	Director
Vinit Sethi	29	Director

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Nominating and Governance Committee

        Prakash C. Agarwal, a co-founder of the Company, has been President, Chief Executive Officer, and a Director of the Company since its inception in 1993. Mr. Agarwal has over 20 years of engineering, marketing and general management experience in the semiconductor industry. Prior to joining the Company, he was employed as Vice President and General Manager of the Portable Products Division of Cirrus Logic, a semiconductor company. Mr. Agarwal holds a BS and a MS degree in Electrical Engineering from the University of Illinois.

        Brian P. Dougherty has served as a Director of the Company since January 1997. Mr. Dougherty is a founder of Wink Communications, a developer of interactive television software and served as Chairman from 1995 through 2001. From its inception in 1983 through 1994, Mr. Dougherty served as Chief Executive Officer of Geoworks, a consumer computing device operating system manufacturer. Mr. Dougherty holds a BS degree in Electrical Engineering from the University of California at Berkeley.

        James Lally has served as a Director of the Company since July 1993. Mr. Lally has been a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since 1981. He holds a BS degree in Electrical Engineering from Villanova University.

        Dr. Anil Gupta has served as a Director of the Company since November 2000. Dr. Gupta has been a Professor at the Robert H. Smith School of Business, University of Maryland at College Park since 1986 and also serves on the Board of Directors of Omega Worldwide, Incorporated, an asset management company. Dr. Gupta holds a B. Tech. degree and a M.B.A. from the Indian Institute of Technology and a Ph.D. in Business Administration from the Harvard Business School.

        Paul Richman has served as a Director of the Company since April 2002. Mr. Richman is Chairman and Chief Executive Officer of the Consortium for Technology Licensing, Ltd. He is one of the founders of Standard Microsystems and, over a period of twenty-nine years with the company, he served as its Vice President of Research & Development, President, Chief Executive Officer and Chairman of the Board. Mr. Richman holds a BS degree in Electrical Engineering from the Massachusetts Institute of Technology and a MS degree in Electrical Engineering from Columbia University.

        Carl Stork joined the Company as a Director in June 2002. Mr. Stork has served in a variety of executive management positions at Microsoft Corporation. Most recently, he was General Manager of Hardware Strategy and Business Development. He is currently on the board of directors of Infospace, Inc. Mr. Stork holds a MBA from the University of Washington and a BA in Physics from Harvard University.

        Vinit Sethi has been a general partner of Greenlight Capital, LLC, a value oriented investment firm, since 2000. Prior to joining Greenlight in 1998, Mr. Sethi was a financial analyst in the mergers and acquisitions group at Lazard Frères & Co. LLC. Mr. Sethi holds a BSE degree from the Wharton School of the University of Pennsylvania and a BA degree from the College of Arts and Sciences of the University of Pennsylvania.

        Directors will be elected by a plurality vote of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present.

The Board of Directors recommends a vote FOR the above named nominees.

Board Meetings and Committees

        The Board of Directors held eight meetings during the year ended January 31, 2003. No Director attended less than 75% of the aggregate number of meetings of the Board of Directors and all applicable committee meetings, or in the case of Mr. Richman and Mr. Stork, the total number of meetings held since their appointment to the Board of Directors in April 2002 and June 2002, respectively.

        The Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Membership on these committees is limited to non-employee directors.

        The members of the Audit Committee are Mr. Lally, Dr. Gupta and Mr. Stork. Mr. Lally currently serves as committee chairman. All members of the Audit Committee are independent directors as defined under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The functions of the Audit Committee include reviewing NeoMagic's auditing, accounting, financial reporting and system of internal controls, overseeing the work of the independent auditors, and approving audit and non-audit services provided by the independent auditors. In addition, the Audit Committee has discussed with the independent auditors the auditor's independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence. During the year ended January 31, 2003 ("Last Fiscal Year"), the Audit Committee met five times.

        The members of the Compensation Committee are Mr. Dougherty, Mr. Lally and Mr. Richman. The functions of the Compensation Committee include approving and evaluating the executive officer compensation plans, policies and programs of the Company. During the last fiscal year, the Compensation Committee met one time.

        The members of the Nominating and Governance Committee are Dr. Gupta, Mr. Dougherty and Mr. Richman. Mr. Richman currently serves as the committee chairman. The functions of the Nominating and Governance Committee include assisting the Board by identifying prospective director nominees and recommending to the Board the director nominees for the next annual meeting of shareholders, developing and recommending to the Board the governance principles applicable to the Company, overseeing the evaluation of the Board and management, and recommending to the Board director nominees for each committee. The Nominating and Governance Committee did not hold any meetings and such matters were handled by the full Board of Directors during the Last Fiscal Year.

DIRECTOR COMPENSATION

        Although the Company does not pay any cash compensation to directors for serving in that capacity, it does grant stock options to directors and reimburses directors for expenses incurred in attending board meetings.

PROPOSAL TWO—AMENDMENT TO THE 1997 EMPLOYEE STOCK PURCHASE PLAN

        Our 1997 Employee Stock Purchase Plan (the "1997 ESPP") was previously adopted by the Company's Board of Directors and approved by its stockholders. Employees have participated in that plan since March 14, 1997. The 1997 ESPP currently is authorized to issue up to an aggregate of 2,200,000 shares of the Company's Common Stock. The stockholders are being requested at this Annual Meeting to approve an amendment to the 1997 ESPP to increase by 700,000 the number of shares that may be issued under the 1997 ESPP. As of March 23, 2003, only 1,074,824 shares of Common Stock remained available for issuance under the 1997 ESPP. Our Board of Directors believes that the number of shares of Common Stock that remain available for issuance will be insufficient to achieve the purposes of the 1997 ESPP over the term of the plan unless the additional shares are authorized and approved by the stockholders.

        The following paragraphs provide a summary of the principal features of the 1997 ESPP and its operation.

Purpose

        The purpose of the 1997 ESPP is to provide eligible employees of the Company and its participating subsidiaries with the opportunity to purchase shares of Common Stock of the Company through payroll deductions. The 1997 ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

Eligibility to Participate

        Most employees of the Company and its participating subsidiaries are eligible to participate in the 1997 ESPP. However, an employee is not eligible if he or she has the right to acquire five percent or more of the voting stock of the Company or of any subsidiary of the Company or if he or she normally is scheduled to work less than or equal to twenty hours per week or five months per calendar year. Approximately 105 employees are currently eligible to participate in the 1997 ESPP as of May 30, 2003.

Administration, Amendment and Termination

        The compensation committee of the Board of Directors (the "Committee") administers the 1997 ESPP. The members of the Committee serve at the pleasure of the Board. Subject to the terms of the 1997 ESPP, the Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the 1997 ESPP. The Committee may make whatever rules, interpretations, and computations, and take any other actions to administer the 1997 ESPP that it considers appropriate to promote the Company's best interests, and to ensure that the 1997 ESPP remains qualified under Section 423 of the Internal Revenue Code. The Committee may delegate one or more of ministerial duties in the administration of the 1997 ESPP.

        The Committee or the Company's Board of Directors may amend or terminate the 1997 ESPP at any time and for any reason. However, as required by Section 423 of the Internal Revenue Code, the Company's stockholders must approve certain material amendments.

Number of Shares of Common Stock Available under the 1997 ESPP

        Without taking into account the number of shares requested for issuance under the 1997 ESPP pursuant to this Proposal 2, a total of 1,074,824 shares of Common Stock remain available for issuance under the 1997 ESPP. In the event of any stock split, stock dividend or other change in the capital structure of the Company, appropriate adjustments will be made in the number, kind and purchase price of the shares available for purchase under the 1997 ESPP.

Enrollment and Contributions

        Eligible employees voluntarily elect whether or not to enroll in the 1997 ESPP. Employees join for an offering period of twenty-four months. Employees who have joined the 1997 ESPP automatically are re-enrolled for additional rolling twenty-four month offering periods; provided, however, that an employee may cancel his or her enrollment at any time (subject to 1997 ESPP rules).

        Employees contribute to the 1997 ESPP through payroll deductions. Participating employees generally may contribute up to 10% of their eligible compensation through after-tax payroll deductions. From time to time, the Committee may establish a different maximum permitted contribution percentage, change the definition of eligible compensation, or change the length of the offering periods (but in no event may any offering period exceed 27 months). After an offering period has begun, an employee may increase or decrease his or her contribution percentage (subject to 1997 ESPP rules).

Purchase of Shares

        On the last business day of each six-month offering period, the Company uses the payroll deductions of each participating employee to purchase shares of Common Stock for such employees. The price of the shares equals 85% of the lower of (1) the stock's market value on the first day of the offering period, or (2) the stock market's value on the last day of the offering period. Market value under the 1997 ESPP means the closing bid price Common Stock on the NASDAQ National Market System for the day in question. However, in any single year, no employee may purchase more than $25,000 of Common Stock (based on market value at the beginning of the applicable offering period). The maximum number of shares of Common Stock that may be purchased on any purchase date equals 30,000 shares.

Termination of Participation

        Participation in the 1997 ESPP terminates when a participating employee's employment with the Company ceases for any reason, the employee withdraws from the 1997 ESPP, or the Company terminates or amends the 1997 ESPP such that the employee no longer is eligible to participate.

Termination of the 1997 ESPP

        The 1997 ESPP will continue in effect for a term of ten years from the date of adoption unless terminated sooner by action of the Company's Board of Directors.

Number of Shares Purchased by Certain Individuals and Groups

        Given that the number of shares that may be purchased under the 1997 ESPP is determined, in part, on the stock's market value on the first and last day of the enrollment period and given that participation in the 1997 ESPP is voluntary on the part of employees, the actual number of shares that may be purchased by any individual is not determinable. For illustrative purposes, the following table sets forth (a) the number of shares of the Company's Common Stock that were purchased during fiscal 2003 under the 1997 ESPP, and the (b) average per share purchase price paid for such shares.

Name of Individual or Group	Number of Shares Purchased	Average Per Share Purchase Price
All executive officers, as a group	48,667	$1.3519
All directors who are not executive officers, as a group (1)	n/a	n/a
All employees who are not executive officers, as a group	332,542	$1.4445

(1)
Directors who are not employees of the Company are not eligible to participate in the 1997 ESPP.

Tax Aspects

        Based on management's understanding of current federal income tax laws, the tax consequences of the purchase of shares of Common Stock under the 1997 ESPP are as follows.

        An employee will not have taxable income when the shares of Common Stock are purchased for him or her, but the employee generally will have taxable income when the employee sells or otherwise disposes of stock purchased through the 1997 ESPP.

        For shares that the employee does not dispose of until more than 24 months after the applicable enrollment date and more than 12 months after the purchase date (the "holding period"), gain up to the amount of the discount (if any) from the market price of the stock on the enrollment date (or re-enrollment date) is taxed as ordinary income. Any additional gain above that amount is taxed at long-term capital gain rates. If, after the holding period, the employee sells the stock for less than the purchase price, the difference is a long-term capital loss. Shares sold within the holding period are taxed at ordinary income rates on the amount of discount received from the stock's market price on the purchase date. Any additional gain (or loss) is taxed to the stockholder as long-term or short-term capital gain (or loss). The purchase date begins the period for determining whether the gain (or loss) is short-term or long-term.

        The Company may deduct for federal income tax purposes an amount equal to the ordinary income an employee must recognize when he or she disposes of stock purchased under the 1997 ESPP within the holding period. The Company may not deduct any amount for shares disposed of after the holding period.

The Board of Directors Recommends a Vote FOR the Approval of
1997 Employee Stock Purchase Plan Amendment

PROPOSAL THREE—APPROVAL OF THE 2003 STOCK PLAN

        We are asking our stockholders to approve our 2003 Stock Plan so that we can use it to achieve the Company's goals and also receive a federal income tax deduction for certain compensation paid under the 2003 Stock Plan. Our Board of Directors has approved the 2003 Stock Plan, subject to approval from our stockholders at the Annual Meeting. Approval of the 2003 Stock Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock that are present in person or by proxy and entitled to vote at the Annual Meeting. Our 1993 Stock Plan is scheduled to terminate during the 2003 calendar year, except with respect to outstanding awards previously granted thereunder. We intend for the 2003 Stock Plan to replace our 1993 Stock Plan if the stockholders approve the 2003 Stock Plan. Our Named Officers and directors have an interest in this proposal.

        A total of 500,000 shares of our Common Stock have initially been reserved for issuance under the 2003 Stock Plan. Additionally, assuming stockholders approve the 2003 Stock Plan, any shares of our Common Stock which have been reserved but not issued under the our 1993 Stock Plan as of the date the 1993 Stock Plan is scheduled to terminate and any shares of our Common Stock that would otherwise return to the 1993 Stock Plan as a result of termination of options or repurchase of shares of Common Stock issued thereunder will be reserved for issuance under the 2003 Stock Plan. As of May 9, 2003, no awards have been granted under the 2003 Stock Plan.

        We believe strongly that the approval of the 2003 Stock Plan is essential to our continued success. Our employees are our most valuable assets, and stock options and other awards such as those provided under the 2003 Stock Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve the Company's goals.

Summary of the 2003 Stock Plan

        The following paragraphs provide a summary of the principal features of the 2003 Stock Plan (the "Plan") and its operation. The following summary is qualified in its entirety by reference to Plan as set forth in Appendix A.

Background and Purpose of the Plan

        The Plan permits the grant of the following types of incentive awards: (1) stock options, (2) stock appreciation rights, and (3) stock purchase rights (individually, an "Award"). The Plan is intended to increase incentives and to encourage share ownership on the part of eligible employees, non-employee directors and consultants who provide significant services to us. The Plan also is intended to further our growth and profitability.

Administration of the Plan

        The Compensation Committee of our Board of Directors (the "Committee") administers the Plan. The members of the Committee must qualify as "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934, and as "outside directors" under Section 162(m) of the Internal Revenue Code (so that the Company can receive a federal tax deduction for certain compensation paid under the Plan).

        Subject to the terms of the Plan, the Committee has the sole discretion to select the employees, non-employee directors and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the

Plan and outstanding Awards. The Committee may delegate any part of its authority and powers under the Plan to one or more directors and/or officers of the Company, but only the Committee itself can make Awards to participants who are executive officers of the Company.

        If an Award expires or is cancelled without having been fully exercised or vested, the unvested or cancelled Shares generally will be returned to the available pool of Shares reserved for issuance under the Plan. Also, if we experience a stock dividend, reorganization or other change in our capital structure, the Committee has discretion to adjust the number of Shares available for issuance under the Plan, the outstanding Awards, and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

Eligibility to Receive Awards

        The Committee selects the employees, non-employee directors and consultants who will be granted Awards under the Plan. The actual number of individuals who will receive an Award under the Plan cannot be determined in advance because the Committee has the discretion to select the participants.

Stock Options

        A stock option is the right to acquire shares of the Company's Common Stock ("Shares") at a fixed exercise price for a fixed period of time. Under the Plan, the Committee may grant nonqualified stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The Committee will determine the number of Shares covered by each option, but during any fiscal year of the Company, no participant may be granted options covering more than 2,000,000 Shares, except an additional 1,000,000 Shares may be granted to a participant in connection with his or her initial employment.

        The exercise price of the Shares subject to each option is set by the Committee but cannot be less than 100% of the fair market value (on the date of grant) of the Shares covered by incentive stock options or nonqualified options intended to qualify as "performance based" under Section 162(m) of the Code, unless nonqualified options are otherwise so qualified. No more than 20% of the Shares reserved for issuance under the Plan may be issued pursuant to nonqualified stock options (together with stock appreciation rights and stock purchase rights, both discussed below) with an exercise price less than 100% of the fair market value of the Shares covered by such an option on the date of grant.

        In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

        An option granted under the Plan cannot generally be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of grant. Options become exercisable at the times and on the terms established by the Committee. Options granted under the Plan expire at the times established by the Committee, but incentive stock options may not have a term of more than 10 years after the grant date or more than five years after the date of grant if the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

        The exercise price of each option granted under the Plan must be paid in full at the time of exercise. The Committee also may permit payment through the tender of Shares that are already owned by the participant, or by any other means, which the Committee determines to be consistent with the purpose of the Plan. The participant must pay any taxes the Company is required to withhold at the time of exercise.

Stock Appreciation Rights

        Awards of stock appreciation rights may be granted in connection with all or any part of an option, either concurrently with the grant of an option or at any time thereafter during the term of the option, or may be granted independently of options. No participant may be granted stock appreciation rights covering more than 2,000,000 Shares in any fiscal year of the Company, except an additional 1,000,000 Shares may be granted to a participant in connection with his or her initial employment.

        The Committee determines the terms of stock appreciation rights, except that no more than 20% of the Shares reserved for issuance under the Plan may be issued pursuant to stock appreciation rights (together with nonstatutory stock options, discussed above, and stock purchase rights, discussed below) with an exercise price less than 100% of the fair market value of the Shares covered by such a stock appreciation right on the date of grant.

        A stock appreciation in connection with an option will entitle the participant to exercise the stock appreciation right by surrendering to the Company a portion of the unexercised related option. The participant will receive in exchange from the Company an amount equal to the excess of the fair market value of the Shares on the date of exercise of the stock appreciation right covered by the surrendered portion of the related option over the exercise price of the Shares covered by the surrendered portion of the related option. When a stock appreciation right granted in connection with an option is exercised, the related option, to the extent surrendered, will cease to be exercisable. A stock appreciation right granted in connection with an option will be exercisable until, and will expire no later than, the date on which the related option ceases to be exercisable or expires.

        Stock appreciation rights may also be granted independently of options. Such a stock appreciation right will entitle the participant, upon exercise, to receive from the Company an amount equal to the excess of the fair market value of the Shares on the date of exercise over the fair market value of the Shares covered by the exercised portion of the stock appreciation right on the date of grant. A stock appreciation right granted without a related option will be exercisable, in whole or in part, at such time as the Committee will specify in the stock appreciation right agreement.

        The Company's obligation arising upon the exercise of a stock appreciation right may be paid in Shares or in cash, or any combination thereof, as the Committee may determine.

Stock Purchase Rights

        Stock Purchase Rights are Awards of restricted Shares that vest in accordance with the terms and conditions established by the Committee. The Committee will determine the number of restricted Shares to any participant. Also, the total number of Shares subject to Stock Purchase Rights (together with nonstatutory stock options and stock appreciation rights, both discussed above) may not exceed 20% of the Shares reserved for issuance under the Plan.

        In determining whether a Stock Purchase Right should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may determine to grant a Stock Purchase Right only if the participant satisfies performance goals established by the Committee.

Change of Control

        In the event of a merger of the Company with or into another corporation or a "change of control" of the Company, the successor corporation will either assume or provide a substitute award for each outstanding stock option and stock appreciation right. In the event the successor corporation refuses to assume or provide a substitute award, the Committee will provide at least 15 days notice that the option or stock appreciation right will immediately vest and become exercisable as to all of the

Shares subject to such Award and that such Award will terminate upon the expiration of such notice period.

        In the event of a merger of the Company with or into another corporation or a "change of control" of the Company, any Company repurchase or reacquisition right with respect to restricted Shares acquired pursuant to a Stock Purchase Right or other Award will be assigned to the successor corporation. In the event any such Company repurchase or reacquisition right is not assigned to the successor corporation, such Company repurchase or reacquisition right will lapse and the participant will be fully vested in such restricted Shares.

Awards to be Granted to Certain Individuals and Groups

        The number of Awards that an employee, non-employee director or consultant may receive under the Plan is at the discretion of the Committee and therefore cannot be determined in advance. The following table sets forth (a) the aggregate number of Shares subject to options granted under the 1993 Stock Plan during the last fiscal year, (b) the average per Share exercise price of such options, (c) the aggregate number of restricted Shares granted under the 1993 Stock Plan during the last fiscal year, and (d) the dollar value of such restricted Shares.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price	Number of Restricted Shares Granted	Dollar Value of Restricted Shares Granted
All executive officers, as a group	985,000	$3.20	n/a	n/a
All directors who are not executive officers, as a group	276,000	$3.01	n/a	n/a
All employees who are not executive officers, as a group	n/a	n/a	n/a	n/a

Limited Transferability of Awards

        Unless the Committee provides otherwise, Awards granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

Federal Tax Aspects

        The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

  Nonstatutory Stock Options

        No taxable income is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the Shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain (or loss).

  Incentive Stock Options

        No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain (or loss). If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

  Stock Appreciation Rights

        No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any Shares received. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain (or loss).

  Stock Purchase Rights

        A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares received minus any amount paid for the Shares.

  Tax Effect for the Company

        The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan and setting limits on the number of Awards that any individual may receive. The Plan has been designed to permit the Committee to grant nonstatutory stock options and stock appreciation rights that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

Amendment and Termination of the Plan

        The Board generally may amend or terminate the Plan at any time and for any reason.

Summary

        We believe strongly that the approval of the Plan is essential to our continued success. Awards such as those provided under the Plan constitute an important incentive for key employees and other service providers of the Company and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable assets. We strongly believe that the Plan is essential for us to compete for talent in the very difficult labor markets in which we operate.

The Board of Directors Recommends a Vote FOR the Approval
of the 2003 Stock Plan

PROPOSAL FOUR—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

        Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending January 31, 2004. Ernst & Young LLP has audited the Company's financial statements since the Company's inception in May 1993. In the event that a majority of the votes cast is against the ratification, the Board of Directors will reconsider its selection.

Fees Billed to the Company by Ernst & Young LLP during fiscal year 2003

Audit Fees:

        Audit fees billed to the Company by Ernst & Young LLP related to the Company's fiscal year ended January 31, 2003 for the audit of the Company's annual consolidated financial statements included in Form 10-K, the review of quarterly financial statements included in the Company's quarterly reports filed on Form 10-Q, statutory audits of entities outside the Unites States and assistance with registration statements totaled approximately $362,000.

Tax Fees:

        Tax fees billed to the Company by Ernst & Young LLP in the fiscal year ended January 31, 2003 totaled approximately $338,000. These services included domestic and foreign tax compliance, tax advice and tax planning.

Financial Information Systems Design and Implementation Fees:

        The Company did not engage Ernst & Young LLP to provide any advice to the Company regarding financial information systems design and implementation during the fiscal year ended January 31, 2003.

All Other Fees:

        The Company did not engage Ernst & Young LLP to provide any other services to the Company in the fiscal year ended January 31, 2003 other than those included in the categories above.

Audit Committee Pre-Approval of Non-Audit Services:

        Beginning in August 2002, all non-audit related services to be performed by Ernst & Young LLP and all audit, review or attest engagements required under applicable securities laws were pre-approved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services by Ernst & Young LLP to the Company is compatible with maintaining Ernst & Young's independence.

        Representatives of the firm of Ernst & Young LLP are expected to be present at the Company's Annual Meeting and will have an opportunity to make a statement, if they so desire and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of March 23, 2003, as to shares of the Company's Common Stock beneficially owned by: (i) each of the Named Officers listed in the Summary Compensation Table provided below, (ii) each of the Company's directors, (iii) all directors and executive officers of the Company as a group, and (iv) each person who is known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class *
Greenlight Capital L.L.C. 420 Lexington Avenue New York, NY 10170 (1)	2,791,000	9.2%
State Board of Wisconsin Investment Board 121 East Wilson Street Madison, WI 53702 (1)	1,643,000	5.4%
Infineon Technologies AG St.-Martin-Strasse 53 D-81541 Munich Germany (1)	1,667,000	5.5%
Prakash C. Agarwal (2)	1,872,701	6.2%
Paul Richman (3)	255,250	**
Ernest Lin (4)	249,923	**
Ravinder Bhatnager (5)	241,667	**
Stephen Lanza (6)	197,479	**
Sanjay Adkar (7)	186,941	**
James Lally (8)	185,256	**
Mark Singer (9)	172,069	**
Brian Dougherty (10)	88,000	**
Anil Gupta (11)	54,000	**
Carl Stork	36,400	**
Vinit Sethi (12)	2,791,000	9.2%
All directors and officers as a group (12 persons)	3,539,686	11.7%

*
Percent ownership is based on 30,277,155 shares of Common Stock outstanding as of March 23, 2003. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. The number of shares beneficially owned is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Common Stock that such persons or entities have the right to acquire within 60 days of March 23, 2003.

**
Less than 1%

(1)
This information was obtained from filings made with the Securities and Exchange Commission, the Company's records and information provided to the Company.

(2)
Includes options to purchase 866,667 shares, exercisable within 60 days of March 23, 2003.

(3)
Includes 214,000 shares held by Mr. Richman's spouse and options to purchase 16,250 shares, exercisable within 60 days of March 23, 2003.

(4)
Includes options to purchase 241,667 shares, exercisable within 60 days of March 23, 2003.

(5)
Includes options to purchase 241,667 shares, exercisable within 60 days of March 23, 2003. Mr. Bhatnagar resigned as an officer of the Company effective January 17, 2003, but will remain an employee of the Company through July 18, 2003.

(6)
Includes options to purchase 183,333 shares, exercisable within 60 days of March 23, 2003.

(7)
Includes options to purchase 168,334 shares, exercisable within 60 days of March 23, 2003.

(8)
Includes options to purchase 88,000 shares, exercisable within 60 days of March 23, 2003.

(9)
Includes options to purchase 156,667 shares, exercisable within 60 days of March 23, 2003.

(10)
Includes options to purchase 88,000 shares, exercisable within 60 days of March 23, 2003.

(11)
Includes 2,500 shares held by Dr. Gupta's son, and options to purchase 41,500 shares, exercisable within 60 days of March 23, 2003.

(12)
All 2,791,000 shares owned by Greenlight Capital, LLC, of which Mr. Sethi is a General Partner. Mr. Sethi disclaims beneficial ownership of such shares within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, except to the extent of his pecuniary interest therein.

EXECUTIVE COMPENSATION

        The following table sets forth information concerning the compensation paid by the Company during the last three fiscal years to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers (collectively, the "Named Officers").

Summary Compensation Table

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)		Securities Underlying Options (#)	Bonus (1)		All other Compensation (2)
Prakash C. Agarwal President and Chief Executive Officer	2003 2002 2001	$317,554 333,173 315,000	(3) (3)	600,000 n/a 1,000,000	$200,000 317,600 n/a	(4) (4)	$12,162 10,728 9,136
Mark Singer Vice President, Marketing	2003 2002 2001	183,546 183,462 171,348	(3) (3)	85,000 n/a 200,000	n/a n/a 250,000		14,146 11,524 9,704
Stephen Lanza Senior Vice President, Operations and Business Development and CFO	2003 2002 2001	225,088 225,004 126,348		110,000 n/a 240,000	n/a n/a 10,000		16,989 14,442 5,545
Sanjay Adkar Vice President, Corporate Engineering	2003 2002 2001	230,148 230,022 147,745		190,000 n/a 400,000	1,200,000 n/a 250,000	(5)	15,063 13,215 6,546
Ernest Lin Vice President, Global Sales	2003 2002 2001	170,774 n/a n/a		n/a n/a n/a	125,000 n/a n/a	(6)	12,725 n/a n/a
Ravinder Bhatnagar Former Senior Vice President, Business Development	2003 2002 2001	228,139 n/a n/a	(3)(7)	n/a n/a n/a	125,000 n/a n/a	(6)	14,335 n/a n/a

(1)
Includes annual incentive compensation as well as discretionary bonus.

(2)
Includes matching contributions to the Company's 401(k) plan, premiums paid for health and life insurance, travel awards, ESPP W-2 income and employee gym subsidies.

(3)
Includes vacation payout.

(4)
Represents the forgiveness of an employee note receivable. See Certain Relationships and Related Transactions section of this document.

(5)
Represents the payment of a guaranteed gain pursuant to an employment agreement. See Certain Relationships and Related Transactions section of this document.

(6)
Represents the payment of a performance bonus pursuant to the Asset Purchase Agreement of LinkUp Systems Corporation.

(7)
Mr. Bhatnagar resigned as an officer of the Company effective January 17, 2003, but will remain an employee of the Company through July 18, 2003.

STOCK OPTIONS

        The following tables provide information concerning grants of options to purchase the Company's Common Stock made to each of the Named Officers during the fiscal year ended January 31, 2003. All options granted during the fiscal year were granted under the Stock Plan. Each option becomes exercisable according to a vesting schedule, subject to the employee's continued employment with the Company.

Option Grants in Last Fiscal Year

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Individual Grants
	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees		Exercise Price Per Share (2)		Expiration Date
								5%		10%
Prakash Agarwal	50,000 50,000 250,000 250,000	(3) (4) (5) (6)	1.95 1.95 9.73 9.73	% % % %	$ $ $ $	3.20 3.20 3.20 3.20	05/15/12 05/15/12 05/15/12 05/15/12	$ $ $ $	100,623 100,623 503,116 503,116	$ $ $ $	254,999 254,999 1,274,994 1,274,994
Mark Singer	5,000 5,000 50,000 25,000	(3) (4) (6) (7)	0.20 0.20 1.95 0.98	% % % %	$ $ $ $	3.20 3.20 3.20 3.20	05/15/12 05/15/12 05/15/12 05/15/12	$ $ $ $	10,062 10,062 100,623 50,312	$ $ $ $	25,500 25,500 254,999 127,499
Stephen Lanza	10,000 10,000 60,000 30,000	(3) (4) (6) (7)	0.39 0.39 2.34 1.17	% % % %	$ $ $ $	3.20 3.20 3.20 3.20	05/15/12 05/15/12 05/15/12 05/15/12	$ $ $ $	20,125 20,125 120,748 60,374	$ $ $ $	51,000 51,000 305,999 152,999
Sanjay Adkar	20,000 20,000 100,000 50,000	(3) (4) (6) (7)	0.78 0.78 3.90 1.95	% % % %	$ $ $ $	3.20 3.20 3.20 3.20	05/15/12 05/15/12 05/15/12 05/15/12	$ $ $ $	40,249 40,249 201,246 100,623	$ $ $ $	102,000 102,000 509,998 254,999
Ernest Lin	—		—			—	—		—		—
Ravinder Bhatnagar	—		—			—	—		—		—

(1)
Potential gains are net of the exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation based upon the deemed fair market value are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the deemed fair market value of the Common Stock from the date of grant to the date of this Proxy Statement, other than the columns reflecting assumed rates of appreciation of 5% and 10%.

(2)
Options were granted at an exercise price equal to the fair market value based on the closing market value of Common Stock on the Nasdaq National Market on the date of grant.

(3)
Vesting of this option commenced on January 1, 2002. One-half of the shares covered by this option vested on July 1, 2002 and one-twelfth of the shares vested ratably each month thereafter.

(4)
Vesting of this option will commence on January 1, 2003. One-twelfth of the shares will vest ratably each month thereafter.

(5)
Vesting of this option will commence on January 1, 2004. One-twelfth of the shares will vest ratably each month thereafter.

(6)
Vesting of this option will commence on January 1, 2005. One-twelfth of the shares will vest ratably each month thereafter.

(7)
Vesting of this option will commence on July 1, 2004. One-sixth of the shares will vest ratably each month thereafter.

OPTION EXERCISES AND HOLDINGS

        The following table sets forth for each of the Named Officers certain information concerning the number of shares subject to both exercisable and nonexercisable stock options at January 31, 2003. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of January 31, 2003.

Aggregated Option Exercises in Fiscal 2003 and Fiscal 2003 Values

			Number of Securities Underlying Unexercised Options at January 31, 2003(1)
					Value of Unexercised In-the-Money Options at January 31, 2003(1)(2)
Name	Shares Acquired on Exercise	Value Realized ($)
			Exercisable	Nonexercisable	Exercisable	Nonexercisable
Prakash C. Agarwal	—	$—	1,383,333	816,667	$—	$—
Sanjay Adkar	—	—	128,333	311,667	7,000	—
Stephen Lanza	—	—	160,000	190,000	16,800	—
Mark Singer	—	—	285,833	166,667	14,000	—
Ernest Lin	—	—	208,333	291,667	28,000	—
Ravi Bhatnagar	—	—	208,333	291,667	28,000	—

(1)
Certain of the options granted under the Stock Plan may be exercised immediately upon grant and prior to full vesting, subject to the optionee's entering a restricted stock purchase agreement with the Company with respect to any unvested shares. Other options granted under the Stock Plan are exercisable during their term in accordance with the Vesting Schedule set out in the Notice of Grant.

(2)
Market value of securities underlying in-the-money options at fiscal year ended (based on $1.14 per share, the closing price of the Common Stock on the Nasdaq National Market on January 24, 2003), minus the exercise price.

        Information as of January 31, 2003 regarding equity compensation plans approved and not approved by stockholders is summarized in the following table:

Plan Category	(A) Number of Shares to be Issued Upon Exercise of Outstanding Options	(B) Weighted Average Exercise Price of Outstanding Options	(C) Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column A)
Equity compensation plans approved by shareholders	4,729,979	4.01	2,638,373	(1)
Equity compensation plans not approved by shareholders	4,570,638	3.02	1,573,183	(2)

Total	9,300,617	3.52	4,211,556

(1)
Includes 1,563,549 shares available for future issuance under our 1993 Stock Option Plan, as amended, generally used for grants to officers and directors. Also includes 1,074,824 shares available under our 1997 Employee Stock Purchase Plan.

(2)
Shares available under our 1998 Nonstatutory Stock Option Plan, used for grants to employees other than officers and directors.

DESCRIPTION OF STOCK OPTION EXCHANGE PROGRAM

        On February 14, 2003, after the end of the 2003 fiscal year, the Company announced a voluntary stock option exchange program for its eligible employees in the United States and Israel (the "Exchange Program"). Under the terms of the Exchange Program, all employees (including executive officers) were given the opportunity to cancel certain outstanding stock options previously granted to them prior to January 1, 2000, in exchange for an equal number of replacement options to be granted at a future date, at least six months and one day from the cancellation date, which was March 17, 2003. In addition to any options granted prior to January 1, 2000 that an employee wished to exchange, each employee electing to participate in the Exchange Program was also required to exchange all options granted to such employee during the six-month period prior to March 17, 2003. The Company expects to grant the replacement options to participating employees on or around September 18, 2003, the date that is six months and one day from the cancellation date. The replacement options will be granted with an exercise price per share equal to the closing price reported by the Nasdaq Stock Market for our Common Stock on the replacement grant date.

        The Board of Directors approved the above program because the Company recognized that the exercise prices of a number of our employees' outstanding options to purchase the Company's common stock were significantly higher than the then-current price of our common stock. This development reduced the potential value of those options and our stock option program to employees. By offering employees the ability to participate in the Exchange Program described above, the Company intended to provide our employees with the benefit of holding options that over time may have a greater potential to increase in value, thereby creating better incentives for employees to remain with the Company and contribute to the attainment of the Company's business and financial objectives and the creation of value for all of the Company's stockholders. With the exception of Mr. Agarwal and Mr. Singer, none of our directors and executive officers participated in the Exchange Program.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During fiscal 2002, the Board of Directors authorized the Company to release Mr. Agarwal, our President and CEO, from the collateral provisions associated with a note receivable. This note had initially been collateralized with shares of common stock in 1996 in connection with the early exercise by Mr. Agarwal of unvested NeoMagic common stock options. At the time of the authorized release of the collateral restrictions, the underlying shares had matured, i.e. vested. The release of the collateral provisions resulted in the reclassification of the related note from stockholders' notes receivable to an employee note receivable. The Board also authorized the Company to forgive the newly reclassified employee note receivable principal of $200,000 and accrued interest of $117,600 in fiscal year 2002 and the remaining principal of $200,000 in fiscal year 2003 based on Mr. Agarwal's continued employment. The loan forgiveness was recorded as compensation expense over the forgiveness period from May 2001 to April 2002. The Company recorded compensation expense of $467,600 during fiscal 2002. At January 31, 2002, $50,000 of the current employee notes receivable was outstanding, which was recorded as compensation expense in fiscal 2003.

        In June 2000, the Company entered into an employment agreement with Mr. Adkar, the Company's Vice President of Corporate Engineering, pursuant to which the Company granted to Mr. Adkar options to purchase 400,000 shares of the Company's common stock with a guaranteed gain of $8.00 per share for the first 150,000 shares vested. In July 2000 and July 2001, in accordance with the terms of the employment agreement, the Company provided loans to Mr. Adkar in the aggregate principal amount of $1,200,000, pursuant to two promissory notes at annual interest rates of 5.59% and 5.02%, respectively, secured by pledges of the $8.00 per share guaranteed gain on the aggregate of 150,000 shares of Common Stock. The largest aggregate amounts of indebtedness outstanding during the last fiscal year on the first and second promissory notes were $636,335 and $632,630, respectively (including interest payable). In the first quarter of fiscal year 2004, the first and second promissory notes and accrued interest were paid in full.

        In January 2003, the Company and Mr. Adkar entered into an agreement to cancel a portion of Mr. Adkar's option (described above) with respect to the first 150,000 shares of Common Stock that had vested under such option agreement, including the related $8.00 per share guaranteed gain. As consideration for the partial termination of the option and the termination of the guarantee, the Company paid Mr. Adkar $1,200,000 in the first quarter of fiscal year 2004.

        In September 2001, the Company provided a loan to Mr. Lanza, Senior Vice President Operations and Business Development and Chief Financial Officer, in the principal amount of $100,000 at an annual interest rate of 4.82% pursuant to a promissory note secured by a pledge of 240,000 shares of Common Stock. As of January 31, 2003, an aggregate amount of $106,828, which includes interest payable, remained outstanding on the promissory note. The largest aggregate amount of indebtedness outstanding during the last fiscal year was $106,828.

        On April 1, 2002, prior to being appointed to the Company's Board of Directors, Mr. Richman, as the Chief Executive Officer of The Consortium for Technology Licensing, Ltd., entered into a patent licensing agreement with the Company as its exclusive licensing agent. As the licensing agent, The Consortium for Technology Licensing, Ltd. will seek to derive licensing revenue from third parties that wish to exercise the patent rights in connection with the manufacture, use or sale of products that are not made by or for the Company and do not incorporate the Company's products. The Company will pay royalty payments to The Consortium for Technology Licensing, Ltd. based on net revenues derived from Licensee agreements as well as reasonable travel and out-of-pocket expenses.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The Company's compensation programs and policies applicable to its executive officers are administered by either the Compensation Committee of the Board of Directors or the Board of Directors. During the fiscal year ended January 31, 2003, the Board of Directors administered the Company's compensation programs and policies. The Board did not modify or reject any action or recommendation by the Compensation Committee. The Compensation Committee is made up entirely of non-employee directors. The programs and policies are designed to provide competitive compensation and to enhance stockholder value by aligning the financial interests of the executive officers of the Company with those of its stockholders.

Compensation Philosophy

        The Board of Directors has adopted a management compensation program based on the following compensation principles:

  •
  The Company provides the level of total compensation necessary to attract and retain the best executives in its industry.

  •
  Compensation is linked to performance and to the creation of stockholder value.

  •
  Compensation balances rewards for short-term versus long-term results.

  •
  Compensation programs include features that encourage executives to make a long-term career commitment to the Company and its stockholders.

  •
  Plans include measurements based on continuous growth and performance relative to peer companies.

Compensation Methodology

        The Company strives to provide a comprehensive executive compensation program that is both innovative and competitive, in order to attract and retain superior, executive talent.

        Each year the Compensation Committee of the Board of Directors or the Board of Directors reviews market data and assesses the Company's competitive position in each component of executive compensation, including base salary, annual incentive compensation and long-term incentives.

        The descriptions below of the components of compensation contain additional detail regarding compensation methodology. Compensation decisions regarding individual executives may also be based on factors such as individual performance, level of responsibility or unique skills of the executives.

Components of Compensation

        The Company's compensation package for executive officers consists of three basic elements: (i) base salary; (ii) annual incentive compensation; and (iii) long-term incentives in the form of stock options granted pursuant to the Company's stock plans. Other elements of compensation include a defined contribution 401(k) plan and medical and life insurance benefits available to employees, generally.

        Each element of compensation has a different purpose. Salary and incentive payments are mainly designed to reward current and past performance. Stock options are primarily designed to provide a strong incentive for superior long-term future performance and are directly linked to stockholders' interest because the value of the awards will increase or decrease based upon the future price of the Company's Common Stock.

Base Salary

        Base salaries for fiscal 2003, reported herein, were determined by the Board of Directors. The Board of Directors reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. In conducting its review, the Board of Directors takes into consideration the overall performance of the Company, the Chief Executive Officer's evaluation of individual executive officer performance, the level of expertise, responsibility and experience of executives and independent compensation surveys such as the Radford Survey for High Technology Companies. Final decisions on base salary adjustments for executives other than the Chief Executive Officer are made in conjunction with the Chief Executive Officer. The Board of Directors independently determines the base salary for the Chief Executive Officer by: (i) examining the Company's performance against its preset goals, (ii) examining the Company's performance within the semiconductor industry, (iii) evaluating the overall performance of the Chief Executive Officer, and (iv) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the semiconductor, computer graphics and personal computer software industries. Based upon the data and performance, the Chief Executive Officer's base salary was raised from $270,000 to $315,000 in March 1999. There have been no salary adjustments to our Chief Executive Officer's salary through the end of the 2003 fiscal year.

Annual Incentive Compensation

        The annual incentive compensation is a cash-based incentive bonus program. The plan establishes a fixed percentage of the executive officer's annual salary as their target annual incentive opportunity. The annual incentive compensation provides for payment of cash bonuses to executive officers that are directly related to the profitability and gross revenues of the Company, as well as accomplishing specific milestone achievements, such as production related events and achieving strategic design wins. In addition, the Board of Directors from time to time may authorize the Company to pay individuals a discretionary bonus based on the individual employee's overall performance.

        The Committee approved no incentive compensation for the executive officers for fiscal 2003. The bonus column of the Summary Compensation Table contains the annual incentive payment as well as discretionary bonuses for fiscal 2003 for each of the Company's most highly compensated executive officers.

Stock Options

        Long-term incentives are provided through stock option grants to employees, including the Named Officers. The number of shares subject to each stock option grant is based on the employee's current and anticipated future performance and ability to affect achievement of strategic goals and objectives. The Company grants options in order to directly link a significant portion of each employee's total compensation to the long-term interest of stockholders. Since options are generally granted at the fair market value of the Company's Common Stock and vest over a multi-year period, employees will only receive value from the options to the extent that they remain employed by the Company and the Company's Common Stock price increases during the term of the options, thus generating returns for both stockholders and executives. In the fiscal year ended January 31, 2003, the Company granted stock options to employees at the fair market value on the dates of the grants. The Board believes these option grants were essential to enable it to retain and attract its workforce.

        It is the Company's policy generally to qualify compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits the Company from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. The Company's Stock Plan and the executive bonus programs are structured to qualify awards under such plans as performance-

based compensation and to maximize the tax deductibility of such awards. However, the Company reserves the discretion to pay compensation to its executive officers that may not be deductible.

Employee Stock Purchase Plan

        The Company maintains a qualified employee stock purchase plan subject to provisions of the Internal Revenue Code, which is generally available to all employees, and pursuant to which employees can purchase Company stock through payroll deductions of up to 10% of their base salary. This plan allows participants to buy Company stock at a discount from the market price.

        The Compensation Committee of the Board of Directors of NeoMagic Corporation has furnished the foregoing report:

    Brian P. Dougherty
    James Lally
    Paul Richman

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors in accordance with its charter. The Audit Committee is composed of members of the Board of Directors who are independent of the management of the Company and are free of any relationships that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended January 31, 2003 with Ernst & Young LLP, the Company's independent auditors. Ernst & Young LLP is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under Statement of Auditing Standards No. 61 (SAS 61, Communications with Audit Committee). The Committee has discussed with Ernst & Young LLP the matters required to be discussed under SAS 61. In addition, the Committee has received the written disclosures and the letter from Ernst & Young LLP as required by Independence Standards Board Standard No. 1, and the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

        The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held five meetings during fiscal year 2003.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended January 31, 2003 for filing with the Securities and Exchange Commission.

        The foregoing report has been furnished by the Audit Committee of the Board of Directors of NeoMagic Corporation:

    James Lally
    Anil Gupta
    Carl Stork

COMPENSATION COMMITTEE INTERLOCKS

        Mr. Dougherty, Mr. Lally and Mr. Richman are members of the Compensation Committee. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company believes that all of its executive officers, directors and greater than 10 percent beneficial owners complied with all filing requirements applicable to them with respect to reporting ownership and changes in ownership of NeoMagic Common Stock under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended January 31, 2003.

STOCK PRICE PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return of the Company's Common Stock with The Nasdaq Stock Market Index (U.S.) and The Nasdaq Electronic Components Stock Index. The comparison assumes the investment of $100 on January 31, 1998. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG NEOMAGIC CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

    * $100 invested on 1/31/98 in stock or index—
    including reinvestment of dividends.
    Fiscal year ending January 31.

ANNUAL REPORT

        A copy of the Company's Annual Report to Stockholders for the fiscal year ended January 31, 2003 is being furnished to stockholders concurrently herewith.

OTHER MATTERS

        The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

        Whether or not you intend to be present at the Annual Meeting, we urge you to return your signed proxy promptly.

BY ORDER OF THE BOARD OF DIRECTORS,

Michael J. Danaher Secretary

Santa Clara, California
May 30, 2003

APPENDIX A

NEOMAGIC CORPORATION

2003 STOCK PLAN

        1)    Purposes of the Plan.    The purposes of this 2003 Stock Plan are:

    •
    to attract and retain the best available personnel for positions of substantial responsibility,

    •
    to provide additional incentive to Employees, Directors and Consultants, and

    •
    to promote the success of the Company's business.

          Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights and Stock Appreciation Rights may also be granted under the Plan.

        2)    Definitions.    As used herein, the following definitions will apply:

          (a)   "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Change in Control" means the occurrence of any of the following events:

            (i)    Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

            (ii)   The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

            (iii)  A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

            (iv)  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (e)   "Code" means the Internal Revenue Code of 1986, as amended.

          (f)    "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (g)   "Common Stock" means the common stock of the Company.

          (h)   "Company" means NeoMagic Corporation, a Delaware corporation.

          (i)    "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (j)    "Director" means a member of the Board.

          (k)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (l)    "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

          (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (n)   "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

          (o)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (p)   "Inside Director" means a Director who is an Employee.

          (q)   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (r)   "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (s)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (t)    "Option" means a stock option granted pursuant to the Plan.

          (u)   "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (v)   "Optioned Stock" means the Common Stock subject to an Option, Stock Purchase Right or Stock Appreciation Right.

          (w)  "Optionee" means the holder of an outstanding Option, Stock Purchase Right or Stock Appreciation Right granted under the Plan.

          (x)   "Outside Director" means a Director who is not an Employee.

          (y)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (z)   "Plan" means this 2003 Stock Plan.

          (aa) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan or Shares of restricted stock issued pursuant to an Option.

          (bb) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (dd) "SAR Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR grant. The SAR Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (ee) "Stock Appreciation Right" or "SAR" means an award that pursuant to Section 12 is designated as a SAR.

          (ff)  "Section 16(b)" means Section 16(b) of the Exchange Act.

          (gg) "Service Provider" means an Employee, Director or Consultant.

          (hh) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

          (ii)   "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (jj)   "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.    Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 500,000 Shares plus

(a) any Shares which have been reserved but not issued under the Company's Amended 1993 Stock Plan (the "1993 Plan") as of the date of stockholder approval of this Plan and (b) any Shares returned to the 1993 Plan as a result of termination of options or repurchase of Shares issued under the 1993 Plan. The Shares may be authorized, but unissued, or reacquired Common Stock. Notwithstanding the foregoing, the Company may not grant more than 20% of the total Shares reserved for issuance hereunder pursuant to Options, Stock Purchase Rights or Stock Appreciation Rights that have a per share exercise or purchase price that is less than Fair Market Value on the date of grant.

        If an Option, Stock Purchase Right or Stock Appreciation Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or right, will not be returned to the Plan and will not become available for future distribution under the Plan, except that if unvested Shares of Restricted Stock are repurchased by the Company, such Shares will become available for future grant under the Plan.

        4.    Administration of the Plan.

          (a)   Procedure.

            (i)    Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

            (ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)    Other Administration.    Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

            (i)     to determine the Fair Market Value;

            (ii)    to select the Service Providers to whom Options, Stock Purchase Rights and Stock Appreciation Rights may be granted hereunder;

            (iii)   to determine the number of shares of Common Stock to be covered by each Option, Stock Purchase Right and Stock Appreciation Right granted hereunder;

            (iv)   to approve forms of agreement for use under the Plan;

            (v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option, Stock Purchase Right or Stock Appreciation Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options, Stock Purchase Rights and Stock Appreciation Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Stock Purchase Right or

    Stock Appreciation Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

            (vi)   to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

            (vii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

            (viii)  to modify or amend each Option, Stock Purchase Right or Stock Appreciation Right (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

            (ix)   to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option, Stock Purchase Right or Stock Appreciation Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

            (x)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option, Stock Purchase Right or Stock Appreciation Right previously granted by the Administrator;

            (xi)   to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations will be final and binding on all Optionees and any other holders of Options, Stock Purchase Rights or Stock Appreciation Rights.

        5.    Eligibility.    Nonstatutory Stock Options, Stock Purchase Rights and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.    Limitations.

          (a)   Each Option will be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

          (b)   Neither the Plan nor any Option, Stock Purchase Right or Stock Appreciation Right will confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor will they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c)   The following limitations will apply to grants of Options:

            (i)    No Service Provider will be granted, in any fiscal year of the Company, Options to purchase more than 2,000,000 Shares.

            (ii)   In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 1,000,000 Shares, which will not count against the limit set forth in subsection (i) above.

            (iii)  The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

            (iv)  If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7.    Term of Plan.    Subject to Section 20 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

        8.    Term of Option.    The term of each Option will be stated in the Option Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9.    Option Exercise Price and Consideration.

          (a)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

            (i)    In the case of an Incentive Stock Option

              (1)   granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

              (2)   granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii)   In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

            (iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

          (c)    Form of Consideration.    The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

            (i)     cash;

            (ii)    check;

            (iii)   promissory note;

            (iv)   other Shares, provided Shares acquired directly or indirectly from the Company, (A) have been vested and owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

            (v)    consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

            (vi)   a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

            (vii)  any combination of the foregoing methods of payment; or

            (viii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.    Exercise of Option

          (a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder will be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option will be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

          Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)    Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option will remain exercisable for three (3) months following the Optionee's termination. Unless otherwise provided by the Administrator, if on the date of termination the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

          (c)    Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option will remain exercisable for twelve (12) months following the Optionee's termination. Unless otherwise provided by the Administrator, if on the date of termination the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Optionee does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

          (d)    Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised following the Optionee's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option will remain exercisable for twelve (12) months following Optionee's death. Unless otherwise provided by the Administrator, if at the time of death Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

        11.    Stock Purchase Rights.

          (a)    Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it will advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree will be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer will be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)    Repurchase Option.    Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement will grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement will be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at a rate determined by the Administrator.

          (c)    Other Provisions.    The Restricted Stock Purchase Agreement will contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)    Rights as a Stockholder.    Once the Stock Purchase Right is exercised, the purchaser will have the rights equivalent to those of a stockholder, and will be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

        12.    Stock Appreciation Rights.    Each SAR grant will be evidenced by a SAR Agreement that will specify the terms of the SAR, the conditions of exercise, the expiration date, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing, the rules of Sections 9(c) and 10 of the Plan also will apply to SARs. Upon exercise of a SAR, an Optionee will be entitled to receive a payment from the Company (at the discretion of the Administrator, in cash, in Shares of equivalent value, or in some combination thereof) in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price, by (ii) the number of Shares with respect to which the SAR is exercised.

        13.    Transferability of Options, Stock Purchase Rights and Stock Appreciation Rights.    Unless determined otherwise by the Administrator, an Option, Stock Purchase Right or Stock Appreciation Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option, Stock Purchase Right or Stock Appreciation Right transferable, such Option, Stock Purchase Right or Stock Appreciation Right will contain such additional terms and conditions as the Administrator deems appropriate.

        14.    Adjustments; Dissolution or Liquidation; Merger or Change in Control.

          (a)    Adjustments.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Option, Stock Purchase Right or Stock Appreciation Right, as well as the numerical Share limits in Section 6 of the Plan.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Appreciation Right until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Appreciation Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right will lapse as to all such

  Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option, Stock Purchase Right or Stock Appreciation Right will terminate immediately prior to the consummation of such proposed action.

          (c)    Merger or Change in Control.    In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option, Stock Purchase Right and Stock Appreciation Right will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, Stock Purchase Right or Stock Appreciation Right, the Optionee will fully vest in and have the right to exercise the Option, Stock Purchase Right or Stock Appreciation Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option, Stock Purchase Right or Stock Appreciation Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator will notify the Optionee in writing or electronically that the Option, Stock Purchase Right or Stock Appreciation Right will be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option, Stock Purchase Right or Stock Appreciation Right will terminate upon the expiration of such period.

          For the purposes of this subsection (c), the Option, Stock Purchase Right or Stock Appreciation Right will be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option, Stock Purchase Right or Stock Appreciation Right immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash, the fair market value of the consideration, received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Stock Purchase Right or Stock Appreciation Right, for each Share subject to the Option, Stock Purchase Right or Stock Appreciation Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

        15.    Date of Grant.    The date of grant of an Option, Stock Purchase Right or Stock Appreciation Right will be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right or Stock Appreciation Right, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Optionee within a reasonable time after the date of such grant.

        16.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

          (b)    Stockholder Approval.    The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan will impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options, Stock Purchase Rights and Stock Appreciation Rights granted under the Plan prior to the date of such termination.

        17.    Conditions Upon Issuance of Shares.

          (a)    Legal Compliance.    Shares will not be issued pursuant to the exercise of an Option, Stock Purchase Right or Stock Appreciation Right unless the exercise of such Option, Stock Purchase Right or Stock Appreciation Right and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)    Investment Representations.    As a condition to the exercise of an Option, Stock Purchase Right or Stock Appreciation Right, the Company may require the person exercising such Option, Stock Purchase Right or Stock Appreciation Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        18.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

        19.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

        20.    Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

APPENDIX B

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

NEOMAGIC CORPORATION

PURPOSE:

        The purpose of the Audit Committee of the Board of Directors of NeoMagic Corporation (the "Company") shall be to:

  •
  Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

  •
  Assist the Board in oversight and monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications, independence and performance, and (iv) the Company's internal accounting and financial controls;

  •
  Prepare the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement;

  •
  Provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and

  •
  Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

        The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

  •
  Each member will be an independent director, as defined in NASDAQ Rule 4200 and the rules of the SEC;

  •
  Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

  •
  At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

        The responsibilities of the Audit Committee shall include:

  •
  Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

  •
  Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

  •
  Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

  •
  Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors' peer review conducted every three years; (iv) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

  •
  Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

  •
  Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  •
  Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

  •
  Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

  •
  Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

  •
  Reviewing, approving and monitoring the Company's code of ethics for its senior financial officers;

  •
  Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

  •
  Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

  •
  Providing oversight and review at least annually of the Company's risk management policies, including its investment policies;

  •
  Reviewing the Company's compliance with employee benefit plans;

  •
  Overseeing and reviewing the Company's policies regarding information technology and management information systems;

  •
  If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

  •
  As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

  •
  Reviewing and approving in advance any proposed related party transactions;

  •
  Reviewing its own charter, structure, processes and membership requirements;

  •
  Providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC; and

  •
  Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

        The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

        In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee's charter.

COMPENSATION:

        Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

        Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

        The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

APPENDIX C

CHARTER FOR THE

COMPENSATION COMMITTEE

OF

NEOMAGIC CORPORATION

PURPOSE:

        The purpose of the Compensation Committee of the Board of Directors (the "Board") of NeoMagic Corporation (the "Company") shall be to discharge the Board's responsibilities relating to compensation of the Company's executive officers. The Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company.

        The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement.

COMMITTEE MEMBERSHIP AND ORGANIZATION:

        The Compensation Committee will be appointed by and will serve at the discretion of the Board. The Compensation Committee shall consist of no fewer than two members. The members of the Compensation Committee shall meet the (i) independence requirements of the listing standards of the Nasdaq, (ii) non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, and (iii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

        The members of the Compensation Committee will be appointed by the Board. Compensation Committee members will serve at the discretion of the Board.

COMMITTEE RESPONSIBILITIES AND AUTHORITY:

  •
  The Compensation Committee shall annually review and approve for the CEO and the executive officers of the Company (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements, and change in control agreements/provisions, and (e) any other benefits, compensation or arrangements.

  •
  The Compensation Committee shall review and make recommendations to the Board of Directors regarding general compensation goals and guidelines for the Company's employees and the criteria by which bonuses to the Company's employees are determined.

  •
  The Compensation Committee may make recommendations to the board with respect to incentive compensation plans. The Compensation Committee shall act as Administrator (as defined therein) of the Company's Amended and Restated 1993 Stock Plan and the Company's 1997 Employee Stock Purchase Plan. In its administration of the plans, the Compensation Committee may, pursuant to authority delegated by the Board of Directors, (i) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") in compliance with Rule 16b-3 promulgated thereunder, so long as the Compensation Committee is comprised entirely of "disinterested persons", as such term is defined in Rule 16b-3(c)(2)(i) promulgated under the Exchange Act), and (ii) amend such stock options or stock purchase rights. The Compensation Committee shall also make recommendations to the

C-1

    Board of Directors with respect to amendments to the plans and changes in the number of shares reserved for issuance thereunder.

  •
  The Compensation Committee shall prepare a report (to be included in the Company's proxy statement) which describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based; (b) the relationship of such compensation to the Company's performance; and (c) the Compensation Committee's executive compensation policies applicable to executive officers.

  •
  The Compensation Committee may form and delegate authority to subcommittees when appropriate.

  •
  The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

  •
  The Compensation Committee shall make regular reports to the Board. The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action, and copies of the written minutes of its meetings.

  •
  The Compensation Committee shall authorize the repurchase of shares from terminated employees pursuant to applicable law.

  •
  The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  •
  The Compensation Committee shall annually review its own performance.

  •
  The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used by the Company to assist in the evaluation of CEO or executive officer compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

  •
  It is anticipated that the Compensation Committee will meet at least two times each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors. At a minimum of one of such meetings annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

C-2

APPENDIX D

CHARTER FOR THE

NOMINATING AND GOVERNANCE COMMITTEE

OF

NEOMAGIC CORPORATION

PURPOSE:

        The purpose of the Nominating and Governance Committee is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to shareholders and the Company and that the Company has and follows appropriate governance standards. To carry out this purpose, the Nominating and Governance Committee shall: (1) assist the board by identifying prospective director nominees and to recommend to the board the director nominees for the next annual meeting of shareholders; (2) develop and recommend to the board the governance principles applicable to the Company; (3) oversee the evaluation of the board and management; and (4) recommend to the board director nominees for each committee.

COMMITTEE MEMBERSHIP AND ORGANIZATION:

  •
  The Nominating and Governance Committee shall be comprised of no fewer than three (3) members.

  •
  The members of the Nominating and Governance Committee shall be independent directors as required by Nasdaq.

  •
  The members of the Nominating and Governance Committee shall be appointed and replaced by the board.

COMMITTEE RESPONSIBILITIES AND AUTHORITY:

  •
  Evaluate the current composition, organization and governance of the board and its committees, determine future requirements and make recommendations to the board for approval.

  •
  Determine on an annual basis desired board qualifications, expertise and characteristics and conduct searches for potential board members with corresponding attributes. Evaluate and propose nominees for election to the board. In performing these tasks the Nominating and Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates.

  •
  Oversee the board performance evaluation process including conducting surveys of director observations, suggestions and preferences.

  •
  Form and delegate authority to subcommittees when appropriate.

  •
  Evaluate and make recommendations to the board concerning the appointment of directors to board committees, the selection of board committee chairs, and proposal of the board slate for election. Consider shareholder nominees for election to the board.

  •
  Evaluate and recommend termination of membership of individual directors in accordance with the board's governance principles, for cause or for other appropriate reasons.

  •
  Conduct an annual review on succession planning, report its findings and recommendations to the board, and work with the board in evaluating potential successors to executive management positions.

D-1

  •
  Coordinate and approve board and committee meeting schedules.

  •
  Make regular reports to the board.

  •
  Review and re-examine this Charter annually and make recommendations to the board for any proposed changes.

  •
  Annually review and evaluate its own performance.

  •
  In performing its responsibilities, the Nominating and Governance Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.

D-2

NMC-PS-03

DIFFERENTIATION THROUGH INTEGRATION

NeoMagic develops and markets value-added semiconductor solutions enabling high performance multimedia on handheld systems.

DETACH HERE

PROXY

NEOMAGIC CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 3, 2003

        The undersigned stockholder of NeoMagic Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated as of May 30, 2003, and hereby appoints PRAKASH AGARWAL and STEPHEN LANZA, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of NeoMagic Corporation to be held on July 3, 2003, at 10:00 a.m., local time, at 650 Page Mill Road, Palo Alto, California, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

NEOMAGIC CORPORATION
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

☒	Please mark votes as in this example.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE APPROVAL OF EACH OF PROPOSALS 2, 3, 4 AND 5 SET FORTH BELOW, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

1.	ELECTION OF DIRECTORS
Nominees: (01) Prakash Agarwal, (02) Brian P. Dougherty, (03) James Lally, (04) Paul Richman, (05) Anil Gupta, (06) Carl Stork and (07) Vinit Sethi
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐	For all nominees except as noted above
		FOR	AGAINST	ABSTAIN
2.	Proposal to amend the 1997 Employee Stock Purchase Plan to provide for an increase in the number of shares of Common Stock available for issuance under the Plan by 700,000 shares.	☐	☐	☐
3.	Proposal to approve the 2003 Stock Plan.	☐	☐	☐
4.	Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 31, 2004.	☐	☐	☐
5.	In their discretion the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.	☐	☐	☐
	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐

This proxy should be marked, dated, signed by the stockholder exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature:	Date:	Signature:	Date:

QuickLinks

NEOMAGIC CORPORATION Notice of Annual Meeting of Stockholders to be held July 3, 2003
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL ONE—ELECTION OF DIRECTORS
Board Meetings and Committees
DIRECTOR COMPENSATION
PROPOSAL TWO—AMENDMENT TO THE 1997 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL THREE—APPROVAL OF THE 2003 STOCK PLAN
PROPOSAL FOUR—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
STOCK OPTIONS
Option Grants in Last Fiscal Year
OPTION EXERCISES AND HOLDINGS
Aggregated Option Exercises in Fiscal 2003 and Fiscal 2003 Values
DESCRIPTION OF STOCK OPTION EXCHANGE PROGRAM
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCK PRICE PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG NEOMAGIC CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ ELECTRONIC COMPONENTS INDEX
ANNUAL REPORT
OTHER MATTERS
  APPENDIX A
NEOMAGIC CORPORATION 2003 STOCK PLAN
  APPENDIX B
CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF NEOMAGIC CORPORATION
  APPENDIX C
CHARTER FOR THE COMPENSATION COMMITTEE OF NEOMAGIC CORPORATION
  APPENDIX D
CHARTER FOR THE NOMINATING AND GOVERNANCE COMMITTEE OF NEOMAGIC CORPORATION